Exhibit 99

Welcome & Introduction Christina Kmetko Investor Relations

Safe Harbor Statement & Disclosure This presentation includes forward-looking statements subject to important risks and uncertainties. It may also contain financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). The forward-looking statements included are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Any and all statements regarding the Company’s expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans, goals and objectives of management for future operations, as well as statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will,” and other similar expressions are forward-looking statements. Forward-looking Information noted in the following slides was effective as of May 25, 2021. Such statements are inherently uncertain, and readers must recognize that actual results may differ materially from the expectations of Hyster-Yale’s management. The Company does not undertake a duty to update such forward-looking statements. Among the factors that could cause plans, actions and results to differ materially from current expectations include, without limitation: (1) delays in delivery, and other supply chain disruptions, or increases in costs, including materials and transportation costs, shortages, the imposition of tariffs, or the renewal of tariff exclusions, of raw materials or sourced products and labor or changes in or unavailability of quality suppliers, (2) the duration and severity of the COVID-19 pandemic, any preventive or protective actions taken by governmental authorities, the effectiveness of actions taken globally to contain or mitigate its effects, and any unfavorable effects of the COVID-19 pandemic on either the Company's or its suppliers plants' capabilities to produce and ship products if COVID-19 continues to spread or quarantines are re-established, (3) reduction in demand for lift trucks, attachments and related aftermarket parts and service on a global basis, including any reduction in demand as a result of a COVID-19 triggered economic recession, (4) the ability of Hyster-Yale and its dealers, suppliers and end-users to access credit in the current economic environment, or obtain financing at reasonable rates, or at all, as a result of current economic and market conditions, (5) delays in manufacturing and delivery schedules, (6) the successful commercialization of Nuvera's technology, (7) customer acceptance of pricing, (8) the political and economic uncertainties in the countries where the Company does business, (9) exchange rate fluctuations and monetary policies and other changes in the regulatory climate in the countries in which the Company operates and/or sells products, (10) bankruptcy of or loss of major dealers, retail customers or suppliers, (11) customer acceptance of, changes in the costs of, or delays in the development of new products, (12) introduction of new products by, or more favorable product pricing offered by, competitors, (13) product liability or other litigation, warranty claims or returns of products, (14) the effectiveness of the cost reduction programs implemented globally, including the successful implementation of procurement and sourcing initiatives, (15) changes mandated by federal, state and other regulation, including tax, health, safety or environmental legislation, and (16) unfavorable effects of geopolitical and legislative developments on global operations, including without limitation the entry into new trade agreements and the imposition of tariffs and/or economic sanctions and other risks identified in the Company’s Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. Many of these factors are outside of the Company’s control.

Today’s Presenters 10:00 am Welcome Christina Kmetko 10:05 am Strategic Overview Alfred Rankin, Jr. 10:20 am Products and Operations Rajiv Prasad 10:35 am Commercial Operations Tony Salgado 10:55 am Video 11:00 am Bolzoni Roberto Scotti 11:20 am Nuvera Lucien Robroek 11:45 am Financials Ken Schilling 12:00 pm Summary Alfred Rankin, Jr. 12:05 pm Questions ALFRED M. RANKIN, JR Chairman and CEO RAJIV PRASAD President TONY SALGADO Chief Operating Officer LUCIEN ROBROEK President and CEO of Nuvera Fuel Cells KEN SCHILLING Senior Vice President and CFO ROBERTO SCOTTI President and CEO of Bolzoni

Strategic Overview Alfred Rankin, Jr. Chairman and CEO of Hyster-Yale Materials Handling, Inc. Chairman of Hyster-Yale Group

Our Businesses Hyster-Yale Materials Handling, Inc. (NYSE:HY) is one company with three separately managed businesses FOR EACH BUSINESS Board of Directors n CEO n P&L and balance sheet n Tailored incentive plans Our Core Lift Truck Business Hyster-Yale Group Our Attachments Business Bolzoni Our Fuel Cell Business Nuvera

Hyster-Yale Materials Handling, Inc. (NYSE:HY) is a leading globally integrated, full-line lift truck manufacturer offering a broad array of solutions aimed at meeting the specific materials handling needs of its customers. Hyster-Yale at a Glance Lift Truck Bolzoni Nuvera Revenue $2,616.4 $275.3 $2.5 Operating Profit (loss) $69.8 ($0.9) ($36.5) Net Income (loss) $51.0 ($1.9) ($22.7) EBITDA(1) $104.8 $10.9 ($29.7) ROTCE(1) (Net debt basis) 10.3% n/m n/m Net Debt at end of period $164.8 $17.6 - Approximate # of Employees (globally) 6,200 1,300 200 Key Metrics In millions (except employee data) LTM 3/31/2021 LTM 3/31/2021 Sales by Segment _____________________  (1) EBITDA and ROTCE are non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Appendix starting on page 100. ~0.1%

Hyster-Yale is Committed to Achieving Its Financial Targets Lift Truck & Bolzoni MATURE BUSINESSES ROTCE >20% Operating Profit 7% NUVERA VENTURE BUSINESS Focus on increasing sales near term Focus on reducing losses and moving to profitability over time Each of the three businesses has long-term financial objectives

18 Bolzoni Strategic Projects Parts and Service Volume Large Lift Truck Population in Service Volume Economies of Scale Geographic and Product Balance Worldwide Distribution Strength to Drive Market Share Be the Leader in Independent Distribution Grow in Emerging Markets Provide Lowest Cost of Ownership, while Enhancing Productivity for Customers Be the Leader in the Delivery of Industry- & Customer-Focused Solutions Be the Leader in the Attachments Business Hyster-Yale has six core strategies to drive growth, with each supported by strategic projects Core Strategies Designed to Drive Economic Engine by Increasing Market Share Be a Leader in Fuel Cells & their Applications 64 Lift Truck Strategic Projects 25 Nuvera Strategic Projects Nuvera Bolzoni HYG

Hyster-Yale Strategic Projects Expected To Be Transformative… Product Operations Modular Products Plant Footprint Optimization New Low-Intensity Products Warehouse Range Expansion Electrification of ICE Products Integrated Fuel Cell Solutions Automation Solutions Sales of Certified E45kW and E60kW Engines Fuel Cell Range Extenders for Heavy-Duty Applications Expansion of Fuel Cell Engine Range Battery Box Replacement (BBR) Sales through Lift Truck Business Our Core Lift Truck Business Our Attachments Business Our Fuel Cell Business Priority Projects Each project has specific focus, actions, timing and expected results Timing of completion is expected over the next 2-5 years, with impact of results increasing beyond this time horizon Commercial Operations Industry Strategy Focus Increased Direct Selling Digital Initiatives - Sales & Service HY Impact Pipeline Management Product Operations Modular Products Plant Footprint Optimization New Low-Intensity Products Warehouse Range Expansion Electrification of ICE Products Integrated Fuel Cell Solutions Sales of Certified E45kW and E60kW Engines Fuel Cell Range Extenders for Heavy-Duty Applications Expansion of Fuel Cell Engine Range Battery Box Replacement (BBR) Sales through Lift Truck Business Our Core Lift Truck Business One Company, 3 Brands North America Expansion Silver-Line Products Industry Focus JAPIC Expansion Our Attachments Business Our Fuel Cell Business PRIORITY PROJECTS Each project has specific focus, actions, timing and expected results Timing of completion is expected over the next 2-5 years, with impact of results increasing beyond this time horizon Commercial Operations Industry Strategy Focus Increased Direct Selling Digital Initiatives - Sales & Service HY Impact Pipeline Management One Company, 3 Brands North America Expansion Silver Line Products Industry Focus JAPIC Expansion

Modular & Scalable Platforms Economic Mass Customization Industry Best Solution Selling System Offering and Capturing Greater Value Added Tailored Solutions Industry Segment Specific Strategic Projects Gaining Traction

Nuvera Has a Distinctive Place within Hyster-Yale Growing hydrogen fuel cell market provides opportunities for Nuvera to add significant value to HY Venture business, with strong commercialized products, focusing on gaining sales Important supplier fit as part of HY’s focus on a broad range of alternative power systems for lift trucks, but with a very significant market opportunity outside the lift truck market Key sales and profitability milestones established but timing cannot be predicted with precision Despite losses, HY believes Nuvera is creating significant value for HY shareholders

Timing of Achieving Objectives NEXT 2-3 YEARS WITHIN 5 YEARS Lift Truck and Bolzoni expected to meet targets Focus is on accelerating the impact of projects and as a result, achievement of the businesses’ long-term objectives Nuvera aims to reduce losses over the next 2 years and achieve breakeven in ~ 3 years Commercial partnership requirements could alter this in either direction

Valuation Approach Should Vary by Business Lift Truck & Attachments Businesses Fuel Cell Business Mature Cyclical Industry Market Leading Products and Position Strong Operating Cash Generation Value Using Traditional Valuation Model of EBITDA Multiple on a Net Debt Basis Multiple should reflect superior ROIC levels due to Hyster-Yale’s distribution strategy Venture / Technology Industry Distinct Technology / Patents in Fuel Cell Operating Cash Invested in New Product Commercialization / Ramp Up Value as Venture Business with Developed Technology Fuel Cell Business

Lift Truck Business Rajiv Prasad President of Hyster-Yale Materials Handling, Inc. President and Chief Executive Officer of Hyster-Yale Group

Strong long-term market foundation provided support through recent COVID-era volatility Technology-driven growth supported by stable industry and company 2002 Q1 2021 Q1 Global Market Quarterly Booking Trend

COVID both a Challenge and Accelerator for our company and industry Drive for Clean Energy accelerates Motive Power Solutions Technology Supports Worker Safety Coming out of COVID stronger and better positioned for the future

Core Strategy Mobilization Maturing Steadily expanding value added and capture Value proposition growing in scope & precision Highly tailored & economic solutions Unique solution selling system in place Telematics Operator Assist Systems Clean Energy Modular Scalable Technology enabled Industry Focus Directly driving the customer journey Digitally driven

Products and Operations

Growth Driven by Strategic Projects H We are in an industry tied to GDP, with rapidly evolving needs The strategic projects cohesively deploy our lift truck strategies to drive profitable growth FOCUS AREAS FOR OUR LIFT TRUCK STRATEGIC PROJECTS INDUSTRY & CUSTOMER NEEDS TECHNOLOGY PRODUCTS MANUFACTURING SUPPLY CHAIN G T W O R COMMERCIAL OPERATIONS

Primary industry trends are creating significant opportunities to use product and technology development to offer breakthrough solutions Products and Technology Right truck at the right price Right products for low Intensity use Cost of ownership and environment Integrated with focus on productivity Connected with data analytics Operator productivity and safety Operating cost and continuous operations Modular, scalable platforms Low-intensity products Electrification Fuel cells Telemetry Operator assist system (OAS) Automation STRATEGIC PROJECTS OBJECTIVES/ BENEFITS

Modular and Scalable Platforms Customers seek efficiency in their operations. Scalable configurations provide optimal solutions. In review today you mentioned customized for industry applications, so thought might use these icons to connect to earlier slide & illustrate model customized to fit multiple industries – we can easily delete these [KO] --- see next slide for alternative idea Launching as the Hyster® A Series and the Yale® Series N

Low-Intensity Products Some customers need lift trucks that have low-intensity use A simple and robust product at a lower cost is the right solution for low intensity applications IC & Electric Counterbalanced Pallet Trucks and Stackers Rental n Retail n Light manufacturing n Support functions n Garden centers n Agriculture n Light logistics Low-intensity applications include:

Electrification Products Electrifying traditional ICE products using new energy and power solutions to meet the demand for increasing productivity and sustainability needs 2-3T Integrated Li-ion Electric Truck 16T Integrated Li-ion Electric Big Truck 8T Integrated Li-ion Electric Truck

Fuel Cell Products Fuel cells are ideal for high-intensity, multi-shift operations that need an electric solution to meet large energy demand with high availability Counterbalanced Truck with Fuel Cell Battery Box Replacement (BBR) 52T Integrated Fuel Cells Laden Container Handler

Telemetry Solutions Data and analysis is becoming increasingly important to operations Telemetry can provide a complete wireless asset management solution Total cost of operation visibility Productivity and utilization Operator performance

Operator Assist Systems Technologically advanced features designed to help reinforce safe and productive truck operation that help customers meet operational challenges Advanced Dynamic Stability Proximity Detection Object Detection Real Time Location System RTLS

TT Automation Products Horizontal (Balyo) Vertical (JBT) Partner Solutions TARGETED INTRODUCTIONS OF INITIAL APPLICATIONS EXPECTED IN 2022 Customers are seeing great value in operator free, continuous operations HY-automated lift trucks provide an infrastructure independent and flexible solution Modular, Scalable Internally Developed Automation

Manufacturing Optimization Hyster-Yale has global manufacturing capability to respond to customers needs while optimizing our footprint by improving scale and implementing lean processes Ramos Arizpe, Mexico Itu, Brazil Greenville, NC Berea, KY Craigavon, N Ireland Nijmegen, Netherlands Fuyang, China Hanoi, Vietnam Obu, Japan Cavite, Philippines Shanghai, China Pune, India Masate, Italy

Supply Chain Supply chain uses the ‘center of gravity suppliers’ to maximize scale to achieve low component and material costs while improving geographic and economic resiliency OPTIMIZED TOTAL COST BUILD RESILIENCY BUILD FLEXIBILITY BUILD SUPPLY BASE SUPPLIER SELECTION

HY Leading in Industry and Customer Solutions 4,500 lbs 90,000 lbs CAPACITY

Commercial Transformation - An Industry Approach Tony Salgado Chief Operating Officer at Hyster-Yale Group

Macro trends are affecting our customers and their businesses GLOBAL SOURCING ELECTRIFICATION E-COMMERCE DIGITIZATION LABOR WORKPLACE SAFETY TELEMATICS INTERNET OF THINGS (IOT)

Objective is to Transform HY’s Commercial Competitiveness in an Evolving Market Customer’s Industry Requirements and Toughest Problems to be Solved HY Transformative Solutions Hyster-Yale Evolving Sales Transformation Participation Focused Sales Management Advanced Selling Systems Industry-Focused Approach Highly Connected Customer Experience 360 Degree Aftersales Solutions

Five Maturing Strategic Commercial Projects Driving Transformation HY COMMERCIAL LEADERSHIP Industry-Focused Approach Participation- Focused Sales FIND THE RIGHT PARTNER …earlier in the Buying Cycle. CHOOSE THE RIGHT PARTNER …when making a Purchase Decision. STAY WITH THE RIGHT PARTNER …through future Buying Cycles. Advanced Selling Systems 360° Aftersales Solutions Highly Connected Customer Experience Linking commercial operations initiatives with broader HY strategy, to enhance market participation and deliver sustainable revenue growth

Industry-Focused Specialization Aims to Create Differentiated Value Sales system delivers highly competitive customer focus in each unique industry segment Achieve breakthrough market share through sales and service specialization Industry segment blueprinting Focused commercial playbooks 360° specialization

Industry-Focused Approach Planned to be Realized through Product Modularity & Scalability Increasing competitiveness by Industry segments through product specification scalability UT/UX XT/MX FT/VX Competitive Standard Offering for Emerging Markets DEVELOPED MARKETS: Right product specification at the right cost for low intensity application LOW APPLICATION INTENSITY HIGH EMERGINING MARKETS: Competitive standard offering FUTURE CURRENT New Low Intensity Product Line Incremental Scalability Product Line Industry Leading Scalability NEW

Industry-Focused Approach Expected to be Enhanced Through Emerging Technologies Maturing commercial processes designed to connect customers with Emerging Technology solutions to solve their toughest problems MOTIVE POWER ATTACHMENTS CUSTOM LIFT TRUCK SOLUTIONS ROBOTICS & OPERATOR ASSIST SOLUTION TELEMATICS & FLEET

Enhanced Distribution Capabilities Intended to Increase Competitive Advantage Increasing HY engagement in the distribution process to deliver an “As One” customer experience with our dealer partners Independent Dealer Network Drives Competitive Value HY Augmented Sales Efforts Expands Market Participation Scaling Global Distribution to Achieve HY Strategies

Evolving Sales Management Systems Designed to Expand Market Participation Greatly expanding participation through location-focused sales strategy, and buyer-focused sales connectivity TOP LARGER INDUSTRY ACCOUNTS REST OF THE MARKET INDUSTRY ACCOUNTS TRANSACTIONAL ACCOUNTS Taking a Greater Lead in the Sales Process Developing Tools for the Self-Serve Market BUYERS 60% OF MARKET UNIT VOLUME

HY Impact Selling Systems Designed to Optimize Sales Engagement Deploying best-practice selling systems to partner with customer decision makers to solve their toughest problems Leverage specialization to solve problems Standardized through certification & coaching Digital sales workflow Effective engagement with customer stakeholders

360° Aftersales Solutions Designed to Deliver Enhanced Customer Value Empowered Self-Service Managed Service Variable Ownership Material Handling as a Service REPLACEMENT POST PURCHASE PURCHASE CONSIDERATION INTEREST AWARENESS Developing a service model to deliver industry focused aftersales customer outcomes…

Highly Connected Customer Experience Intended to Increase Customer Loyalty Systems & Process Integration Lead Generation & Tracking Shoulder To Shoulder Selling Enhanced Web Presence Digital Sales & Buyer Enablement Service & Truck Connectivity …from lead generation, to marketing, to sales process, to aftersales Enhanced customer experience through deployment of complementary end-to-end personal and digital connectivity

Early Results Confirm Effectiveness of HY Commercial Strategy Direction Maturing of system-wide new and enhanced commercial operations delivers growth in participation and competitiveness Sales Activity Growth Sales Pipeline Growth Bookings Growth Lead Generation Growth LEADS GENERATED SALES ACTIVITY SALES PIPELINE BOOKINGS 2021 2019 2020 2021 2019 2020 2021 2019 2020 2021 2019 2020 159% INCREASE Vs 2019 123% INCREASE vs. 2020 Ù Ù ANNUALIZED 346% Increase over 2019 Average Activity Levels 43% Increase over 2019 Average Levels Bookings up sharply from Q2 2020 lows. Record bookings in Q1 2021.

Commercial Transformation Designed to Deliver Sustainable Revenue Growth Customer’s Industry Requirements and Toughest Problems to be Solved HY Transformative Solutions HY commercial strategy, anchored in Industry Approach and Sales Operational Excellence, will create a robust market differentiation moving forward

HY Lift Truck FY 2020 HY Lift Truck FY 2019 Variance Revenues $2,672.9 $3,124.2 ($451.3) Gross Profit $424.8 $495.0 ($70.2) Operating Expenses ($339.2) ($409.4) $70.2 Operating Profit $85.6 $85.6 $0.0 Net Income $62.9 $58.3 $4.6 EBITDA (1) $119.0 $127.1 ($8.1) Key Metrics Op Profit Margin% 3.2% 2.7% 0.5% Net Working Capital (2) $391.2 $525.4 ($134.2) Backlog 40,600 41,200 (600) Lift Truck Summary – FY 2020 vs. FY 2019 __________________  EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Appendix starting on page 100. Net Working Capital is defined as Accounts Receivable, net, plus Inventory, net, less Accounts Payable. Financial Results ($ in millions, except backlog) 14.4% COVID-driven Revenue reduction in unit, parts and attachments offset by price Cost containment actions Despite CV-19, held 2019 Operating Profit and favorable Net Income from lower interest and taxes

Lift Truck Summary – Q1 2021 vs. Q1 2020


Yale.com
Yale

Financial Results *($ in millions, except backlog)*	HY Lift Truck Q1 2021	HY Lift Truck Q1 2020	Variance
Revenues	$690.9	$747.4	($56.5)
Gross Profit	$105.4	$123.5	($18.1)
Operating Expenses	($93.2)	($95.5)	$2.3
Operating Profit	$12.2	$28.0	($15.8)
Net Income	$8.2	$20.1	($11.9)
EBITDA (1)	$24.0	$38.2	($14.2)
Key Metrics			
Op Profit Margin%	1.8%	3.7%	(1.9%)
Net Working Capital (2)	$424.6	$497.8	($73.2)
Backlog	60,700	37,300	23,400

- Unit production restricted by severe supplier and freight logistics constraints
- Lower volume (mainly Americas) reduced mfg. absorption & higher freight and component costs
- Lower from retention of certain CV-19 cost containment actions despite restored incentive compensation
- Lower due to Operating Profit partially offset by lower interest and taxes
- Healthy backlog worth $1.5B in future sales

(1) EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Appendix starting on page 100.
(2) Net Working Capital is defined as Accounts Receivable, net, plus Inventory, net, less Accounts Payable.

Transforming Hyster-Yale
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HYSTER-YALE MATERIALS HANDLING

BOLZONI Roberto Scotti President and Chief Executive Officer of Bolzoni S.p.A.

Global Leader Providing Strong Returns and Step Change Productivity to HY’s Industry Solutions USA Sulligent – Alabama ITALY Piacenza FINLAND Järvenpää BRAZIL Serra/ES CHINA Wuxi GERMANY Salzgitter CHINA Hebei Attachments/Cylinders for Americas Flexible to serve local markets Beverage Attachments Leading Paper Attachments Product localization at competitive prices Forks Attachment Range Global Center OEMs

Strong Base and Opportunities to Leverage Materials Handling Solutions One of the world’s leading manufacturers of lift truck attachments, forks and lift tables, cylinders and transmissions with an extensive product range PORTFOLIO PRODUCTS of the Bolzoni Group

Commercial Footprint Mobilized by Global Centers of Excellence 18 COMPANIES 7 PRODUCT PLANTS 5 CONTINENTS 1300 EMPLOYEES 3000 PRODUCTS NETWORK BRANCHES & INDEPENDENT DEALERS

Core strategies: Multiple Dimensions of Growth Opportunities BOLZONI Transformation BOLZONI TRANSFORMATION BOLZONI GROWTH AMERICAS & CHINA HY – BOLZONI SYNERGIES TARGET NEW CUSTOMER BOLZONI TECHNOLOGY DRIVEN SOLUTION OEM RELATIONSHIP SILVER LINE LEVERAGE GLOBAL COST SOLUTION BOLZONI FINANCIALS RENTAL & SECOND HAND ATTACHMENTS

Bolzoni Transformation: Increasing Commercial Agilities in the Global Market GROUP STRATEGY CHANGES IN ORGANIZATION CHANGES IN MANAGEMENT PROCESSES Alignment among the companies ONE solid and committed team Fix a common target Share best practices Allocate and coordinate resources where needed New common talent approach Marketing unification Gain speed in the market Key factors to execute a successful BOLZONI Transformation

Bolzoni Auramo Inc – Sulligent, AL - Growth Drivers in Place A plant to serve the Americas market Product localization focused on specific local market requirements Wide-handling attachments range, as well as forks North America and Latin America market coverage Expanded manufacturing of cylinders provides opportunity for Americas market

Bolzoni China: Growth Drivers in Place Wuxi (Attachments) Product localization focused on specific local and global market requirements Competitive pricing and quick delivery time Improved productivity and efficiency from production process improvements Silver Line range manufacturing addressed to all markets Hebei (Forks) Manufactures a complete range of forks for lift trucks, construction and agricultural material handling machines Fork range includes reach forks and smart-fork solutions Range developed to meet global market needs Continuously improving production processes Competitively positions Bolzoni on cost in emerging markets

HY / Bolzoni Strategic Synergies HY in Americas EMEA One-Face Project EMEA HY Major Accounts Support China & Asia-Pacific New HY A&N Series Pricelist Integration AGV Order Picker

Strong OEM Foundation OEM TOP CUSTOMERS(1)(2) OEM SALES BY REGION(1)(2) OEM SALES BY PRODUCT LINE(1)(2) STRONG AND LONG-TERM RELATIONSHIPS RESULTING IN BUSINESS GROWTH ACROSS ALL REGIONS For the 12 months ended 12/31/20 Excludes cylinder sales to HY

Technology-Driven Solutions – The 4.0 Challenge Cooperating with AGV producers to develop, design and manufacture special handling attachments for AGV applications Hydraulic and electric driven products for specific industry applications Paper Tobacco Food and Beverage Automotive Home appliances Logistics Increasing Bolzoni’s know-how with deeper industry-specific solutions

Industry-Specific Solutions – Target New Customer Strategy A unique extensive strategy – applied globally and customized locally Focused on strategic area action plans to attack big international companies Strong sales team worldwide Direct product promotion approach with international companies Enhancing long-term relationships with lift truck OEMs Ability to offer tailored customer solutions WHITE GOODS BEVERAGE PULP & PAPER 3PLS / AUTOMOTIVE

Market Growth and End User Approach Beverage Generate demand of Multi Pallet Handler within beverage manufacturers, 3PL and distributors Home Appliances Generate demand of carton clamps in home appliance manufacturers, e-commerce platforms and 3PL Awarded preferred strategic supplier status At a major Beverage customer

Market Growth and End User Approach Pulp & Paper Target paper mills and follow the logistic chain to find new leads and develop dedicated activities to attract new customers Automotive & 3PL Target Automotive and 3PL customers and end users and lift truck OEMs Selected as preferred supplier by several customers in the automotive industry

Silver Line – A Unique Product Offering Fully leverage global cost position and high performance Unique attachments manufacturer offering two lines: Premium Line – Silver Line Silver Line range designed in Germany, manufactured in Wuxi to address all markets Stock centralization in Europe and U.S. to provide highly competitive lead times

Rental and Second-Hand Attachment Sales New opportunities in rental, used products and service expected to provide competitive advantage and improved profitability Building this business by: Determining estimated rental market size Establishing a dedicated rental and service manager Supporting Trade-backs and Trade-ins for fleet replenishment Developing web platform to communicate product availability Bolzoni’s centralized hubs and local network provide a unique structure for rental, used products and service

Bolzoni Summary – FY 2020 vs. FY 2019 _____________________  EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Appendix starting on page 100. Net working Capital is defined as Accounts Receivable, net, plus Inventories, net, less Accounts Payable. Trends 18% COVID-driven volume reduction Volume/Revenue $2.1M positive currency on net sales Product mix (Core attachment and Legacy) substantially stable Operating Profit Lower margin due to volume decrease offset by: Cost reduction: short working time/overtime and new hiring freeze Cost reduction: cancellation AIP/LTIP and other benefits Net Income Followed Operating Profit trend with $0.3M non-controlling interest reduction Bolzoni FY 2020 Bolzoni FY 2019 Variance Revenues: Core Business $198.4 $239.6 ($41.2) Legacy Business $85.3 $105.8 ($20.5) Total $283.7 $345.4 ($61.7) Gross Profit $53.4 $58.1 ($4.7) Operating Expenses ($52.4) ($53.4) $1.0 Operating Profit $1.0 $4.7 ($3.7) Net Income $0.2 $2.8 ($2.6) EBITDA (1) $12.7 $16.2 ($3.5) Key Metrics Op Profit Margin% 0.4% 1.4% (1.0%) Net Working Capital (2) $60.0 $61.7 ($1.7) Financial Results ($ in millions)

Bolzoni Summary – Q1 2021 vs. Q1 2020 _____________________  EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Appendix starting on page 100. Net working Capital is defined as Accounts Receivable, net, plus Inventories, net, less Accounts Payable. Bolzoni Q1 2021 Bolzoni Q1 2020 Variance Revenues Core Business $56.9 $56.5 $0.4 Legacy Business $22.6 $31.4 ($8.8) Total $79.5 $87.9 ($8.4) Gross Profit $16.4 $16.9 ($0.5) Operating Expenses ($15.6) ($14.2) ($1.4) Operating Profit $0.8 $2.7 ($1.9) Net Income $0.6 $2.7 ($2.0) EBITDA (1) $3.9 $5.7 ($1.8) Key Metrics Op Profit Margin% 1.0% 3.1% (2.1%) Net Working Capital $65.1 $58.1 $7.0 Financial Results ($ in millions) Trends/Volume/Revenue Pandemic-related global economic decline and fewer shipments at Sulligent plant from supply chain constraints Operating Profit Decrease of $1.9M from: Lower sales volumes, increased material and freight costs and manufacturing inefficiencies Reinstatement of pre-pandemic employee compensation Net Income Followed Operating Profit trend Long-term Goal: Achieve 7% Operating Profit Target

Nuvera Fuel Cells, LLC Lucien M. J. Robroek President and Chief Executive Officer of Nuvera Fuel Cells

Fuel Cell Engines as a rapidly expanding solution to ‘Green Mobility’ Fuel Cell Engine Market: We believe inflection point is now ________ Source: Internal company estimates sourced from Bloomberg New Energy Finance and Deloitte: Fueling the Future $394mm 2020-2030 CAGR NM $32bn $237mm $67bn 2020-2030 CAGR 47.5% 2020-2030 CAGR 44.7% 2030 Total Consolidated Addressable Market $100bn 2020-2030 CAGR 12.6% MATERIAL HANDLING OTHER HEAVY DUTY VEHICLES COMMERCIAL TRANSPORT AUTOMOTIVE

Nuvera targets the most compelling hydrogen applications Emission free Heavy duty operations No charging required Hydrogen in mobile equipment versus combustion engines versus fully battery power ++ ++ -- Nuvera Source: Internal estimates based on data provided by the Hydrogen Council January 2020 Fuel Cell Engines as a rapidly expanding solution to ‘Green Mobility’

Technology: Optimized Fuel Cell Engine Design Unique engine control Efficient and reliable Vehicle integration Optimal battery and FC engine life Telemetry Effective remote monitoring of FC engine The Port of Valencia is expected to be the first in Europe to incorporate hydrogen reach stackers into operation Nuvera FC Engines are designed to make the electrical vehicle a success

Technology: Stack as Core of the Fuel Cell Engine Nuvera uses unique stack technology High power density Compact design with high performance High fuel efficiency Longer duty cycle - same amount of hydrogen Broad market application Modular and most scalable in the market

Component durability Factory and supplier quality control Extended stack and engine life Technology: Stack/Engine Longevity is Key Installed base has provided substantial learnings to increase durability

Product Platforms: Comprehensive approach to hydrogen mobility market Engines E-series: E45 and E60 ‘Complete’ engine: easy to integrate For heavy duty equipment / vehicles Stacks / Subsystems For OEMs that understand stack deployment Broadly applicable: scalable and modular Nuvera makes FC technology WORK for customers

Product Platforms: Integrated service / support to customers Nuvera supports customers along their lengthy hydrogen implementation journey Decision GO ELECTRIC Decision USE FUEL CELLS Decision CHOOSE NUVERA Vehicle Test Electrification Integration Design Demo Vehicle Decision GO TO SERIES VOLUME

Product Platforms: examples



Dannar® Mobile Power Station:
FC concept development



Capacity Terminal Tractors:
Fuel Cell integration



Hyster Toploader: **Demo unit**



KingLong bus: **Certification**

Different phases of the customer journey


NUVERA

Application Focus Markets

- Off-road equipment
- Trucks
- Buses
- Delivery Vans & Commercial Vehicles
- Special/Utility Vehicles

Transforming Hyster-Yale

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HYSTER-YALE MATERIALS HANDLING

Product Platforms: Opportunities in Terminal Tractors / Shunt Trucks Joining forces towards zero-emission in: Large Warehouses Container Ports Distribution

Manufacturing Strategy Series production capability realized Automation of stack building Lean assembly for volume build of engines

Manufacturing Strategy Installed production solutions are scalable in volume and deployable close to market of consumption

Supply Chain Using the best possible suppliers available Continuous component evaluation Vertical integration of major stack components Protect Intellectual Property

Commercialization: Global Business Development NORTH AMERICA ASIA EUROPE Nuvera Global Business Development set up Regional leadership in place Clear support structure, local and central Implemented sound commercial processes and tools Source: Internal numbers from Salesforce CRM Nuvera has substantially widened its geographic reach TOTAL CUSTOMER ENGAGEMENTS ACROSS GLOBAL MARKETS

Commercialization: Global Business Development Sales team investments showing accelerating customer engagements across global markets # of Customer Engagements

Commercialization: Global Business Development Nuvera accelerating conversion of customer interactions to demos (orders) SALES PIPELINE DEVELOPMENT

Commercialization: Full Customer Journey Strategy Ready for taking the customer to volume Ready for volume, expanding across sectors Commercial process active Manufacturing/ Logistics in place Parts and Aftermarket support GLOBAL DEMAND FOR FUEL CELLS ________ Source: Internal company estimates sourced from Bloomberg New Energy Finance and Deloitte: Fueling the Future

Nuvera Summary – FY 2020 vs. FY 2019 Potential* Annual Volume _____________________  EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Appendix starting on page 100.   Nuvera FY 2020 Nuvera FY 2019 Variance Revenues $3.9 $10.1 ($6.2) Gross Profit (Loss) ($12.2) ($11.2) ($1.0) Operating Expenses ($23.9) ($25.1) $1.2 Operating Profit (Loss) ($36.1) ($36.3) $0.2 Net Income (Loss) ($25.6) ($25.2) ($0.4) EBITDA (1) ($33.7) ($34.0) $0.3 Key Metrics       Capex $2.2 $6.2 $4.0 R&D expenses $14.2 $13.9 ($0.3) Trends Hydrogen expansion and development projects delayed by pandemic Focused on heavy-duty applications and commercialization Volume/Revenue Slightly lower shipments of BBR and FC modules Reduced fuel cell development and engineering services in 2020 Operating Profit (Loss) Cost reduction initiatives more than offset lower gross profit Net Income (Loss) Growth towards profitability delayed in 2020 Financial Results ($ in millions)

Nuvera Summary – Q1 2021 vs. Q1 2020   Nuvera Q1 2021 Nuvera Q1 2020 Variance Revenues $ - $1.4 ($1.4) Gross Profit (Loss) ($3.3) ($2.6) ($0.7) Operating Expenses ($6.5) ($6.8) $0.3 Operating Profit (Loss) ($9.8) ($9.4) ($0.4) Net Income (Loss) ($3.8) ($6.7) $2.9 EBITDA (1) ($4.9) ($8.9) $4.0 Key Metrics       Capex $0.2 $1.1 ($0.9) R&D expenses $3.8 $3.9 ($0.1) Trends Acceleration of business development in heavy-duty applications (not yet visible in revenues) Volume/Revenue Revenue from development services in Q1 2020 did not reoccur Slower recovery in Material Handing FC industry Operating Profit (Loss) Ongoing cost containment actions from 2020 mitigated margin downside in Q1 2021 despite emphasis on business development Net Income (Loss) $4.6M gain from sale of OneH2 shares primarily offset Operating Loss Financial Results ($ in millions) _____________________  EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Appendix starting on page 100.

Hyster-Yale Materials Handling Financial Summary Kenneth C. Schilling Senior Vice President and Chief Financial Officer

Key Drivers Over Last 5 Quarters 2020 2021 Q1/Q2 EARLY PANDEMIC STAGES Q3/Q4 MID-PANDEMIC STAGES Q1 STRONG RECOVERY BEGINS Severe CV-19 Impact Utilized Backlog Implemented CV-19 Actions Steady Recovery in Bookings Balanced Manufacturing Continued to Fund Future Growth Very Strong Bookings New/renewed Supply Chain Challenges Restored Growth Programs Partially restored CV-19 cuts CV-19 still significant challenge in certain countries

    Lift Truck(1) Bolzoni(1) Nuvera(1) HY FY 12/31/20 HY FY 12/31/19 Variance Revenues $2,672.9 $283.7 $3.9 $2,812.1 $3,291.8 ($479.7) Gross Profit (Loss) $424.8 $53.4 ($12.2) $465.4 $541.8 ($76.4) Operating Expenses ($339.2) ($52.4) ($23.9) ($415.5) ($487.9) $72.4 Operating Profit (Loss) $85.6 $1.0 ($36.1) $49.9 $53.9 ($4.0) Net Income (Loss) $62.9 $0.2 ($25.6) $37.1 $35.8 $1.3 EBITDA(2) $119.0 $12.7 ($33.7) $97.4 $109.2 ($11.8) ($ in millions) Consolidated Results FY 2020 vs. FY 2019 ________ These entities are presented on a stand-alone basis, and as such, do not sum to the Consolidated financial information. EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Appendix starting on page 100. 15% COVID-driven Revenue reduction in unit, parts and attachments offset by higher prices Cost containment actions Moderate Operating Profit decrease and comparable Net Income to 2019 despite CV-19

Consolidated Key Financial Metrics _____________________ (1) Net Working Capital is defined as Accounts Receivable, net, plus Inventory, net, less Accounts Payable. (2) Cash Flow before Financing is defined as cash from operating activities less cash from investing activities for the respective period. (3) Debt to Total Capitalization is defined as Debt divided by the sum of Debt plus Equity at the end of the period. Enhanced Equity and Improved Debt to Capitalization profile despite pandemic CV-19 Cost & Liquidity Programs successfully reduced Working Capital and increased Cash Flow from Operations Increased Cash and reduced Debt from improved Working Capital and Capital Expense triaging ($ in millions) Working Capital, Cash Flow and Capitalization 2020 2019 Variance Fav/(Unfav) Net Working Capital(1) $493.4 $611.1 $117.7 LTM Cash Flow before Financing(2) $123.2 $34.7 $88.5 Cash $151.4 $64.6 $86.8 Debt $289.2 $287.0 $2.2 Equity $651.1 $577.0 $74.1 Debt to Total Capitalization(3) 31% 33% 2%

Continued Uncertainty as Economy Recovers As a result, uncertainty continues to limit HY’s ability to forecast Full-Year results New and intensifying headwinds are presenting significant challenges to operations in early 2021 Component cost inflation from commodity prices Logistic delays and capacity Non-renewal of U.S. tariff exclusions Expedited and premium freight costs Timing of price increases to match up with cost increases Supplier component volumes

($ in millions) Lift Truck(1) Bolzoni(1) Nuvera(1) HY Q1 2021 HY Q1 2020 Variance Revenues $690.9 $79.5 $ - $732.2 $785.7 ($53.5) Gross Profit (Loss) $105.4 $16.4 ($3.3) $118.4 $136.7 ($18.3) Operating Expenses ($93.2) ($15.6) ($6.5) ($115.3) ($116.5) $1.2 Operating Profit (Loss) $12.2 $0.8 ($9.8) $3.1 $20.2 ($17.1) Net Income (Loss) $8.2 $0.6 ($3.8) $5.6 $15.3 ($9.7) EBITDA(2) $24.0 $3.9 ($4.9) $22.9 $33.9 ($11.0) Consolidated Results Q1 2021 vs. Q1 2020 Unit production restricted by severe supplier and freight logistics constraints Lower from retention of certain CV-19 cost containment actions despite restored incentive compensation Lower due to Operating Profit partially offset by OneH2 gain and lower interest and taxes ________ These entities are presented on a stand-alone basis, and as such, do not sum to the Consolidated financial information. EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Appendix starting on page 100. Lower volume (mainly Americas), reduced mfg. absorption and higher freight & component costs

Trends Affecting Lift Truck in 2020/2021 Booking Volume Manufacturing Volume Supplier & Freight Constraints Price Commodity & Freight Inflation US Tariffs Exclusions (in millions) Lift Truck Operating Profit and Operating Profit Margin % Backlog 37,300 31,500 33,600 40,600 60,700 Extreme CV-19 Impact

Focus on Maintaining Liquidity Liquidity: Hyster-Yale Priorities for Use of Cash Return Cash to Stockholders Annual Dividends(1) 2018 2019 2020 YTD 2021 $20.4m $1.24/ share $21.0m $1.27/ share $21.3m $1.27/ share $5.3m $1.29/ share 2012 to 2014 Share Buyback $49.8m / 694,653 shares of Class A common stock (1) Dollars represent total dividends paid during calendar year, while dividend per share represents the annualized dividend rate after May increase in 2018, 2019 and 2021. Unused Borrowing Capacity of ~$265m and ~$103m in Cash @ 3/31/21 Certain cost containment actions remain in place Fuel Cell Business Investments to commercialize Nuvera fuel cell technology Attachments Business Expense and capital investments in strategic programs to accelerate growth and enhance margins INVESTMENTS Lift Truck Business Expense and capital investments in strategic programs to accelerate growth and enhance margins

Capital and R&D Expenditures Triaged CapEx in 2020 with increased spend in 2021 (total $ in millions) * Estimated CAPITAL EXPENDITURES R&D EXPENDITURES Reduced R&D in 2020 likewise restored in 2021 (total $ in millions)

Importance of volume growth to reaching target operating margin Hyster-Yale Lift Truck Target Economics As we make progress toward the 140,000 unit production levels, the Lift Truck Business is expected to generate significant incremental operating profit contribution. Sales $155m Gross Profit $39m Operating Expenses $15m Operating Profit $24m Incremental Operating Profit % 15% Incremental Units Produced +5,000 trucks Target Economics gap closure can be achieved with unit volume… Stronger Industry + Share Growth = Volume Leverage Investor Day KCS Slide: Target Results Use only the HY Lift Truck Target on a single slide 42626 Will use a bullet point slide to describe Target to Nuvera and Bolzoni Lift Trucks Sold 149000 Lift Trucks Produced in HY plants 140000 Revenues $4,500 100 189 Gross Profit $840 25 0 Operating Expenses $524 -25 0 Operating Profit $316 0 13.8 0 7.301587301587302E-2 Operating Margin 7.7% 2 22.200000000000003

Target Economics Goal and Gap to Target Q1 2021 LTM Gap to Target Economics Actual Lift Truck Operating Profit Margin % 2.7% Margin % Variances – including impact of Tariffs 0.6% Volume % Variances* Manufacturing variances/other 2.4% Operating Expenses 1.3% Total Volume Variances* 3.7% Lift Truck Operating Profit Margin % Gap 4.3% Lift Truck Operating Profit Margin % Target 7.0% Achieve 7% operating profit margin target over the medium term Achieve ROTCE > 20% Expect to exceed 7% operating profit target as programs mature Target is to grow revenue and subsequently move to break even then on towards significant profitability in the long term *Expected to achieve with annual sales of 140,000 HY-produced lift truck units (mix dependent).

Earnings Perspective – Q2 2021 LIFT TRUCK BOLZONI NUVERA Revenues Increasing unit volume dependent upon supplier production of component and resilience of logistics Anticipated continued recovery of Global Counterbalanced lift truck market expected to drive enhanced OEM and direct attachment sales Activity focused on sales prospect development for certified Fuel Cell engine products expected to lead to committed sales transactions Operating Profit Expected Operating Profit improvement from anticipated higher volume partly offset by material cost inflation from commodities, higher freight cost and U.S. Tariffs, and higher employee-related costs Expected Operating Profit improvement from increased volume more than offset by increased material, freight and U.S. Tariff costs Operating Profit continuing to be determined by anticipated product and sales development spend with a limited G&A expense structure Net Income/ EBITDA Net Income to follow trend in Operating Profit with expected higher income tax rates and slight increase in cost of borrowings driving improved EBITDA Net Income to follow trend in Operating Profit and anticipated increasing borrowing costs driving improved EBITDA Net Loss and EBITDA expected to continue to follow Operating Loss levels sporadically offset by non-core asset dispositions where appropriate

Earnings Perspective – LONG-TERM PERSPECTIVE LIFT TRUCK BOLZONI NUVERA Revenues Transformational programs including Modular/Scalable Truck program, new Low- Intensity truck models and Sales Development activities expected to drive Volume increases and enhanced Part Sales Transformational programs to enhance the America and JAPIC capabilities along with alignment on the One Company / 3 Brands initiatives expected to drive Revenue growth Continued introduction of new Fuel Cell engine and stack products in accelerating Fuel Cell market expected to drive top line Revenue growth Operating Profit Modular/Scalable and Low Intensity truck programs expected to drive “right truck at the right price and cost” to enhance Operating Profit and increase manufacturing volumes Enhanced volume and appropriate scale of operations in each geographic region expected to lead to improved manufacturing absorption and increased Operating Profit levels Sales of Fuel Cell engine and stack product at industrial OEM component targeted margins expected to drive increasing Gross Profit to offset Operating Expenses Net Income/ EBITDA Net Income and EBITDA expected to follow Operating Profit trend and provide for optimal Capital structure to drive targeted profitability and ROTCE Net Income and EBITDA expected to follow Operating Profit trend to drive towards targeted profitability and ROTCE Expected ongoing reductions in Net Losses toward break even and ultimately profitability as production ramps to meet market demand

HY – A Solid Investment Option

Through key strategic projects, HY is transforming its business using an Industry Approach to achieve financial targets

Lift Truck Transformation	Bolzoni Transformation	Nuvera Transformation
Transformative Products • Modular & Scalable • Low Intensity **Technological Accelerators** • Electrification, Fuel Cell, Telemetry, Automation & Web Presence **Transformation of Sales Approach** • AsOne, HY Impact & HY Flow programs	**Transformation of Global Business Structure** • One Company / 3 Brands • Growth Projects for Americas (locally-produced products), EMEA (Smart Products) & JAPIC (Silver Line)	• Commercialization of E-45 / E-60 engines globally • Commercial Partnerships

Long-term Focused, Not Short-term Oriented

Transforming Hyster-Yale

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Appendix

Non-GAAP Disclosure EBITDA and return on total capital employed are not measurements under U.S. GAAP, should not be considered in isolation or as a substitute for GAAP measures, and are not necessarily comparable with similarly titled measures of other companies. Hyster-Yale defines each as the following: EBITDA is defined as income (loss) before asset impairment charges, income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense; Adjusted Return on Total Capital Employed (“ROTCE”) is defined as net income (loss), as reported, before interest expense, after tax, divided by average capital employed. Average capital employed is defined as average stockholders’ equity plus average debt less average cash. Adjusted Cash Flow before Financing is defined as cash from operating activities less cash from investing activities, excluding the approximately $80m impact of an unplanned systems-related acceleration of supplier payments in December 2016. For reconciliations from GAAP measurements to non-GAAP measurements, see the following pages.

Non-GAAP Reconciliation EBITDA

($ in millions)	Year Ended December 31					Qtr.	Qtr.	LTM	LTM
Consolidated	**2016**	**2017**	**2018**	**2019**	**2020**	**3/31/20**	**3/31/21**	**3/31/20**	**3/31/21**
Reconciliation of EBITDA									
Net income attributable to stockholders	$42.8	$48.6	$34.7	$35.8	$37.1	$15.3	$5.6	$47.7	$27.4
Nuvera asset impairment	-	4.9	-	-	-	-	-	-	-
Noncontrolling interest income (loss)	(0.5)	0.3	(0.4)	0.8	1.4	0.3	0.5	1.3	1.6
Income tax provision (benefit)	(4.0)	44.9	2.3	11.3	3.7	4.1	2.4	13.9	2.0
Interest expense	6.7	14.6	16.0	19.8	13.7	4.3	2.8	19.6	12.2
Interest income	(2.0)	(3.6)	(2.4)	(1.8)	(1.4)	(0.5)	(0.1)	(1.9)	(1.0)
Depreciation and amortization expense	39.1	42.8	44.0	43.3	42.9	10.4	11.7	42.5	44.2
EBITDA	**$82.1**	**$152.5**	**$94.2**	**$109.2**	**$97.4**	**$33.9**	**$22.9**	**$123.1**	**$86.4**

($ in millions)	Year Ended December 31					Qtr.	Qtr.	LTM	LTM
Lift Truck (1)	**2016**	**2017**	**2018**	**2019**	**2020**	**3/31/20**	**3/31/21**	**3/31/20**	**3/31/21**
Reconciliation of EBITDA									
Net income attributable to stockholders	$66.9	$71.8	$56.7	$58.3	$62.9	$20.1	$8.2	$68.8	$51.0
Noncontrolling interest income (loss)	(0.5)	(0.4)	(0.9)	-	1.1	0.2	0.4	0.6	1.3
Income tax provision	12.2	59.4	10.6	20.8	13.1	7.0	4.6	24.7	10.7
Interest expense	6.9	13.9	15.4	19.2	13.1	4.2	2.7	19.1	11.6
Interest income	(3.0)	(3.7)	(2.6)	(1.8)	(1.3)	(0.5)	(0.1)	(1.9)	(0.9)
Depreciation and amortization expense	28.1	29.6	33.5	30.6	30.1	7.2	8.2	29.9	31.1
EBITDA(1)	**$110.6**	**$170.6**	**$112.7**	**$127.1**	**$119.0**	**$38.2**	**$24.0**	**$141.2**	**$104.8**

Note: EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. EBITDA does not represent net income (loss), as defined by U.S. GAAP and should not be considered as a substitute for net income or net loss, or as an indicator of operating performance. The Company defines EBITDA as income (loss) before asset impairment charges, income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense. EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies.

(1) The results of the Sulligent, Alabama, facility were included in the Lift Truck 2016 results. They are included in the Bolzoni segment from 1/1/2017.

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Non-GAAP Reconciliation EBITDA *continued*

($ in millions)	9 Mths. Ended	Year Ended December 31				Qtr.	Qtr.	LTM	LTM
Bolzoni [1]	**12/31/16**	**2017**	**2018**	**2019**	**2020**	**3/31/20**	**3/31/21**	**3/31/20**	**3/31/21**
Reconciliation of EBITDA									
Net income (loss) attributable to stockholders	$(0.3)	$3.9	$5.8	$2.8	$0.2	$2.7	$0.6	$5.2	$(1.9)
Noncontrolling interest income	-	0.7	0.5	0.8	0.3	0.1	0.1	0.7	0.3
Income tax provision (benefit)	(0.4)	1.0	2.1	0.2	-	(0.2)	(0.1)	(0.5)	0.1
Interest expense	0.8	0.8	0.8	0.7	0.8	0.1	0.2	0.6	0.9
Interest income	-	-	-	-	(0.3)	-	(0.1)	-	(0.4)
Depreciation and amortization expense	9.5	11.2	9.7	11.7	11.7	3.0	3.2	11.6	11.9
EBITDA [1]	**$9.6**	**$17.6**	**$18.9**	**$16.2**	**$12.7**	**$5.7**	**$3.9**	**$17.6**	**$10.9**

($ in millions)	Year Ended December 31					Qtr.	Qtr.	LTM	LTM
Nuvera	**2016**	**2017**	**2018**	**2019**	**2020**	**3/31/20**	**3/31/21**	**3/31/20**	**3/31/21**
Reconciliation of EBITDA									
Net loss attributable to stockholders	$(23.8)	$(26.7)	$(27.9)	$(25.2)	$(25.6)	$(6.7)	$(3.8)	$(25.8)	$(22.7)
Nuvera asset impairment	-	4.9	-	-	-	-	-	-	-
Income tax benefit	(15.8)	(15.3)	(10.5)	(9.7)	(9.2)	(2.4)	(1.4)	(9.8)	(8.2)
Interest expense	-	-	0.1	-	-	-	-	-	-
Interest income	-	-	-	(0.1)	-	-	-	(0.1)	-
Depreciation and amortization expense	1.5	2.0	0.8	1.0	1.1	0.2	0.3	1.0	1.2
EBITDA	**$(38.1)**	**$(35.1)**	**$(37.5)**	**$(34.0)**	**$(33.7)**	**$(8.9)**	**$(4.9)**	**$(34.7)**	**$(29.7)**

Note: EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. EBITDA does not represent net income (loss), as defined by U.S. GAAP and should not be considered as a substitute for net income or net loss, or as an indicator of operating performance. The Company defines EBITDA as income (loss) before asset impairment charges, income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense. EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies.

(1) The results of the Sulligent, Alabama, facility were included in the Lift Truck 2016 results. They are included in the Bolzoni segment from 1/1/2017.

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Non-GAAP Reconciliation ROTCE

($ in millions)

Reconciliation of Return on Total Capital Employed (ROTCE)

	Consolidated	Lift Truck[1]	Bolzoni	Nuvera
		LTM 3/31/21		
Average Stockholders' Equity (3/31/21, 12/31/20, 9/30/20, 6/30/20, and 3/31/20)	$562.1	$685.9	$168.9	$34.6
Average Debt (3/31/21, 12/31/20, 9/30/20, 6/30/20, and 3/31/20)	310.0	272.9	24.7	(0.6)
Average Cash (3/31/21, 12/31/20, 9/30/20, 6/30/20, and 3/31/20)	(91.0)	(387.6)	(17.5)	(0.3)
Average capital employed	**$781.1**	**$571.2**	**$176.1**	**$33.7**
Net income (loss)	$27.4	$51.0	$(1.9)	$(22.7)
Plus: Interest expense, net	11.2	10.7	0.5	-
Less: Income taxes on interest expense, net at 26%	(2.9)	(2.8)	(0.1)	-
Actual return on capital employed = actual net income (loss) before interest expense, net, after tax	**$35.7**	**$58.9**	**$(1.5)**	**$(22.7)**
Actual return on capital employed percentage	**4.6%**	**10.3%**	**n/m**	**n/m**

Note: Return on capital employed is provided solely as a supplemental disclosure with respect to income generation because management believes it provides useful information with respect to earnings in a form that is comparable to the Company's cost of capital employed, which includes both equity and debt securities, net of cash.

(1) Lift Truck return on total capital employed excludes continuing average investments of $142.1 million for Bolzoni and $172.2 million for Nuvera. Investment numbers are based on a 5-point average.

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Cash Flow before Financing Calculation CONSOLIDATED ($ in millions) Year Ended December 31 Qtr. LTM 2016 2017 2018 2019 2020 3/31/21 3/31/21 Reconciliation of Cash Flow before Financing Net cash provided by (used for) operating activities $(48.9) $164.7 $67.6 $76.7 $166.9 $(47.1) $165.5 Net cash provided by (used for) investing activities (145.1) (47.3) (110.9) (42.0) (43.7) 9.5 (16.8) Cash Flow before Financing $(194.0) $117.4 $(43.3) $34.7 $123.2 $(37.6) $148.7 Impact of accelerated supplier payments 80.0 (80.0) - - - - - Adjusted Cash Flow before Financing $(114.0) $37.4 $(43.3) $34.7 $123.2 $(37.6) $148.7

Supplemental Information

Hyster-Yale's Global Footprint



Danville, Illinois
Parts Distribution Center
Homewood, Illinois
Inventory and Parts; Customer Service and Support
Irvine, Scotland
European Administration Center
Frimley, UK
Division Headquarters; Engineering Concept Centre
Gävle, Sweden
Commercial Subsidiary
Järvenpää, Finland
Attachment Manufacture
Moscow, Russia
Commercial Subsidiary
Hebei, China
Fork Manufacture
Wuxi, China
Attachment Manufacture
Fairview, Oregon
Counterbalanced Development Center; Administration Center
Cleveland, Ohio
Corporate Headquarters
Craigavon, N. Ireland
Lift Truck Manufacture
Lublin, Poland
Commercial Subsidiary
Obu, Japan (JV)
Lift Truck Manufacture; Parts Distribution
Clackamas, Oregon
Clackamas Test Center
Warrington, UK
Commercial Subsidiary
Helmond, Netherlands
Commercial Subsidiary
Tokyo, Japan (JV)
Sales Headquarters
Pointe-Claire, Canada
Commercial Subsidiary
Sulligent, Alabama
Attachment and Component Manufacture
Montevrain, France
Commercial Offices
Nijmegen, Netherlands
Lift Truck Manufacture; Big Truck Development Center; Parts Distribution Center
Shanghai, China
Lift Truck Manufacture; Parts Distribution; China Marketing and Administration Center
Tyler, Texas
HY Telematics
Billerica, Massachusetts
Fuel Cell Business Headquarters; Research and Development; Manufacturing and Sales
Montcada/Reixac, Spain
Commercial Subsidiary
Salzgitter, Germany
Attachment Manufacture
Ramos Arizpé, Mexico
Fabrication Manufacture
Hefei, China
Supply Chain Center
Nozay, France
Commercial Subsidiary
Weeze, Germany
Experience & Test Center
Berea, Kentucky
Lift Truck Manufacture
Hangzhou, China (JV)
Lift Truck Manufacture; Parts Distribution; Marketing and Administration Center (Maximal)
Greenville, North Carolina
Division Headquarters; Lift Truck Manufacture; Warehouse Development Center
Frankfurt/Main, Germany
Commercial Offices
Charlotte, North Carolina
Experience Center
Pune, India
Engineering, Supply Chain and Marketing Center
San Donato, Italy
European Offices; Research & Development; Testing Facilities
Cavite, Philippines (JV)
Fabrication Manufacture
Masate, Italy
Lift Truck Manufacture; European Warehouse Development Center
Hanoi, Vietnam (JV)
Component Manufacture
Piacenza, Italy
Bolzoni Headquarters; Attachment, Lift Table and Fork Manufacture
Singapore
Division Headquarters and Retail Dealership
Prato, Italy
Attachment Manufacture
Sydney, Australia
Pacific Headquarters; Sales Office and Parts Distribution
Itu, Brazil
Lift Truck Manufacture; Parts Distribution Center
Serra, Brazil
Future Attachments Manufacture; Sales and Service
LEGEND:
Lift Truck Business locations
Fuel Cell Business (Nuvera) locations
Attachment Business (Bolzoni) locations
Global Headquarters
Prestons/Sydney, Australia
Commercial Subsidiary

Transforming Hyster-Yale

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HYSTER-YALE MATERIALS HANDLING

Full Lift Truck Product Line - Over 500 Different Truck Models Available

Hyster® & Yale® > 350 models

Electric Counterbalanced Rider Trucks	Electric Narrow Aisle Trucks	Electric Hand Trucks	ICE (cushion tire)	Internal Combustion Engine (ICE) (pneumatic tire)
CLASS 1	CLASS 2	CLASS 3	CLASS 4	CLASS 5
1.5T to 8.0T	1.5T to 6.0T	1.5T to 8.0T	1.5T to 7.0T	1.5T to 52.0T


Electric CB
3-wheel Electric
4-wheel Electric
Lithium-Ion


Warehouse Equipment
Reach Trucks
Very Narrow Aisle Trucks
Order Pickers
End Rider
Stackers


Counterbalance
Internal Combustion Engine
Internal Combustion Engine


Big Trucks
Reach Stackers
Container Handlers
Laden / Empty

HY Maximal > 150 models

CLASS 1	CLASS 2	CLASS 3	CLASS 5	OTHER
1.5T to 5.0T	1.0T to 2.0T	1.0T to 2.0T	1.5T to 45.0T	


Electric
3-wheel
4-wheel


Warehouse Equipment
Reach Truck
Very Narrow Aisle Truck
Stacker
Pallet Truck


ICE
Gas & LPG Forklift
Diesel Forklift


Port Machinery
Empty Container Handler
Reach Stacker


Side Loader
Rough Terrain Forklift

Transforming Hyster-Yale
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HYSTER-YALE MATERIALS HANDLING

…with a Broad Range of Power Options, Attachments and Solutions

Power Options

CLASS 1, 2 & 3	CLASS 4 & 5
Electric Counterbalanced Rider Trucks Electric Narrow Aisle Trucks Electric Hand Trucks	Internal Combustion Engine (cushion tire) Internal Combustion Engine (pneumatic tire)



Lead-Acid Battery | Lithium-ion Battery | Fuel Cell Engine



LPG, Bi-Fuel, CNG EPA LSI / Stage V | Diesel GB III / Stage III | Diesel Tier 4 / Stage V

Solutions







Attachments

Clamps



Multipallets



Rotators



Forks



Push Pulls



Fork Positioners



Sideshifters



Lifting Tables



Development of a Smart, Connected Ecosystem

Customer Portal View
- Dashboards
- Telematics driven
- Actionable insights
- Fleet management
- Parts order fulfillment



56,000+ assets under management



Smart Connected Equipment
Clean, consolidated customer interfaces
Lifecycle Analytics and Insights
Integrated Service and Automation



Integrated Solutions
- Hydrogen fuel cells
- Telematics solution
- Attachments
- Automation

Service Integration & Automation
- Service event management
- Fleet management
- Mobile diagnostics

DEALER DBS

Lifecycle Analytics and Insights
- Data analytics
- Product development
- Predictive maintenance (PdM)

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Overview and Sources of Revenue for FY 2020

A leading global lift truck manufacturer

Large installed population that drives parts sales *Over 941,000 lift truck units worldwide at 12/31/20*	HY sales of ~ **84,500** lift truck units in **LTM 3/31/21** *~**71,500** units sold – produced in HY plants* *~**9,300** units sold – produced by HY Maximal* ***~3,700 units sold – produced by JV or other third** parties*	Additional ~ 6,600 lift truck units sold in 2020 by Sumitomo NACCO (JV partner)

2020 Worldwide Sales by Product



Service, Rental & Other 5%
Aftermarket 14%
[CATEGORY NAME] <1%
Bolzoni 5%
Electric Units 32%
ICE Units 44%
(1)

2020 Retail Lift Truck Shipments by End Market (2)



Food and Beverage 18%
[CATEGORY NAME] [VALUE]
Industrials 28%
[CATEGORY NAME] [VALUE]

2020 Lift Truck Distribution Channel Mix



National Accounts 23%
Independent Dealers 77%

(1) Includes Big Truck sales that represent 10% of total sales.
(2) Represents Hyster-Yale North American Lift Truck unit shipments by industry.

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Japan Western Europe Eastern Europe Brazil North America Middle East & Africa Latin America (excluding Brazil) Asia (excluding China & Japan) China ( 3 & 12 months rate of change trend) Global Lift Truck Market Rates of Change _____________________ Source: WITS. Bookings Reports.

Lift Truck Market Size Data

2020 - 2021 Product Launches

Hyster-Yale Products Expected to be Launched in Short-term:

- *Launched in 2020:*
  - Hyster® UT and Yale® UX lift trucks for all countries
  - New 2.5-3 ton integrated lithium-ion Electric Rider for Americas and EMEA markets
  - New Reach Truck for Americas market
  - Upgraded 6-9 ton Pneumatic ICE counterbalanced lift trucks for EMEA market
  - New Operator Compartment 8 – 18 ton
  - New 7-9 ton integrated lithium-ion Electric Rider for Americas and EMEA market
  - Upgraded Moving Mast Reach Truck for EMEA market
  - Stage V engine option for Empty Container Handler and Reach Stacker for EU market
  - Auto-Charge and Auto-Hitch options for automated products

- *Launched and expected to be launched in the first half of 2021:*
  - Modular, standard 2-3.5 ton ICE trucks for EMEA market *(Launched April 2021)*
  - New 2.5-3 ton integrated Li-ion Cushion Electric Rider for Americas *(Launched April 2021)*
  - Stage V engine option for 18-22 and 25-32 ton forklift trucks for EU market *(Launched engine for 25-32 ton forklift trucks in Feb 2021)*
  - New Operator Compartment for 18-52 ton forklift trucks, Reach Stackers, and Empty Container Handlers *(Launching at various times)*
  - New platform-pallet truck 2-3 ton for EU market
  - Voice Pick Assist Options for End Rider product for Americas
  - Additional Hyster® UT and Yale® UX lift trucks for all countries

Above list is based on current information and launches could be adjusted based on market conditions

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Life Cycle Costs *Typical truck cost/hour for 5,000lb North American applications Operator 69% Fuel 11% Finance 9% Service & repair 11% Cost/hour Fleet management Extended warranty Telematics Productivity Ergonomics/ fatigue Auto functions Automated trucks Energy usage Alternative powertrains Internal Combustion Engine to Electric Rider Mode control Typical Truck Cost/Hour* Factors Impacting Low Cost of Ownership Fleet optimization Price management Cost control Residuals

Distribution Engagement


Yale®
Sales·Parts·Service
People. Products. Productivity.


PARTS
SERVICE
RENTALS


LiftOne

Independent ▪ Exclusive ▪ Entrepreneurial ▪ Profitable ▪ Committed partner ▪ Dual-line or single

Enhancing performance

- Dealer Excellence programs
- Dealer alignment
- Term-based contracts
- Hyster-Yale providing additional support

~900
global dealer locations

2,700+
application consultants

10,500+
service technicians

Strengthening the distribution footprint

- Industry-focused sales support
- Competitor acquisitions
- In-territory acquisitions
- Enhanced digital customer experience systems
- Dealership succession planning

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Long-Term Focused, not Short-Term Oriented Transforming the Future Partners Shareholders Employees Dealers Suppliers Customers